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                                                                 Exhibit 23

                       CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Fund I-A, a Massachusetts Limited Partnership, of our report dated March 10, 1999, included in the 1998 Annual Report to the Partners of American Income Fund I-A, a Massachusetts Limited Partnership.


                                                            ERNST & YOUNG LLP



Boston, Massachusetts
March 10, 1999












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